UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 7, 2025 (September 29, 2025)

CIM Opportunity Zone Fund, L.P.
(Exact Name of Registrant as Specified in Its Charter)
Commission file number 000-56544

Delaware		83-2441037
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification Number)
4700 Wilshire Boulevard
Los Angeles	California	90010
(Address of principal executive offices)		(Zip Code)
	(323)	860-4900
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Explanatory Note: this Amendment No. 1 to the Current Report on Form 8-K filed on October 1, 2025 (the “Original Current Report”) amends and restates the information included in the Original Current Report with the following.

Item 1.01	Entry into a Material Definitive Agreement.
On November 7, 2025, CIM Opportunity Zone Fund, L.P. (the “Fund”) and Westlands MM Investor, LLC (“MM Investor”), another CIM-affiliated entity, entered into Rescission Agreements and Subscription and Contribution Agreements (collectively, the “Rescission and Re-Contribution Documents”), whereby certain of their interests in solar projects that had been contributed to Westlands Electric Power Company, LLC (“WEPCO”) on September 29, 2025, September 30, 2025 and October 3, 2025 (as applicable) were rescinded effective as of dates of the original contributions and then re-contributed, effective as of those same dates, to COZ 1, LLC (“COZ”) in exchange for common units in COZ. COZ then contributed, effective as of the dates of the original contributions by the Fund and MM Investor, as applicable, those same interests to Westlands Electric Power Company Holdings, LLC (“WEPCO Holdings”), a wholly-owned subsidiary of WEPCO, in exchange for common units in WEPCO. WEPCO is a recently-formed investment vehicle formed to hold solar investments (such solar investments, “Project Entities”) previously held by the Fund and other CIM-affiliated entities. The following is a description of the various transactions relating to the Fund and WEPCO that occurred after giving effect to the Rescission and Re-Contribution Documents and amends and restates the description of the transactions previously described in the Original Current Report.
Effective as of September 29, 2025, (i) the Fund entered into a Subscription and Contribution Agreement with WEPCO and WEPCO Holdings pursuant to which the Fund contributed its interests in certain Project Entities to WEPCO Holdings in exchange for common units in WEPCO, (ii) the Fund entered into a Subscription and Contribution Agreement with COZ, which was a wholly-owned subsidiary of the Fund as of such date, pursuant to which the Fund contributed its interests in certain other Project Entities to COZ, and (iii) COZ entered into a Subscription and Contribution Agreement with WEPCO and WEPCO Holdings pursuant to which COZ contributed the interests in the Project Entities that were contributed to it pursuant to clause (ii) above to WEPCO Holdings in exchange for common units in WEPCO (the transactions described in this sentence, the “Phase 1 Contribution Transactions”, and the agreements described in this sentence, the “Phase 1 Contribution Agreements”). The interests contributed by the Fund in the Project Entities as a part of the Phase 1 Contribution Transactions (the “Phase 1 Project Entities”) constitute all of the Fund’s interests in such Project Entities.
The total aggregate value of the equity interests contributed by the Fund to WEPCO (whether directly or through COZ) as a part of the Phase 1 Contribution Transactions was $1.3 billion, based on net asset values as of March 31, 2025. Following the Phase 1 Contribution Transactions, COZ was a wholly-owned subsidiary of the Fund, and the Fund and COZ were the only members of WEPCO.
Effective as of September 30, 2025, pursuant to several other Subscription and Contribution Agreements, (i) MM Investor contributed certain interests in a Project Entity to COZ in exchange for common units in COZ, which COZ then in turn contributed to WEPCO Holdings in exchange for common units in WEPCO, and (ii) MM Investor and other CIM-affiliated entities contributed all of their interests in the Phase I Project Entities and certain additional Project Entities to WEPCO Holdings in exchange for common units in WEPCO (the “Phase 2 Contribution Transactions”). Following the Phase 2 Contribution Transactions, the Fund owned approximately 75.1% (whether directly or indirectly through COZ) of the interests in WEPCO and was designated as the managing member of WEPCO. WEPCO will own all of the interests previously owned by the Fund and the other CIM-affiliated entities in the relevant projects.
Effective as of October 3, 2025, (i) another CIM-managed fund entered into a Subscription and Contribution Agreement with WEPCO and WEPCO Holdings pursuant to which such other fund contributed its interests in certain Project Entities to WEPCO Holdings in exchange for common units in WEPCO, (ii) the Fund entered into a Subscription and Contribution Agreement with COZ pursuant to which the Fund contributed all of its interests in a Project Entity to COZ in exchange for additional common units in COZ, and (iii) COZ entered into a Subscription and Contribution Agreement with WEPCO and WEPCO Holdings pursuant to which COZ contributed the interests in the Project Entity that were contributed to it pursuant to clause (ii) above to WEPCO Holdings in exchange for additional common units in WEPCO (the transactions described in this sentence, the “Phase 3 Contribution Transactions”, and the agreements described in this sentence, the “Phase 3 Contribution Agreements”). Following the Phase 3 Contribution Transactions, the Fund owns approximately 63.2% of the interests in WEPCO and 99% of the interests in COZ (with the remaining 1% interest in COZ being owned by MM Investor). COZ, in turn, owns approximately 3.5% of the interests in WEPCO. The Fund continues to be the managing member of WEPCO.
Each Phase 1 Contribution Agreement and Phase 3 Contribution Agreement to which the Fund is as party (collectively, the “OZ Contribution Agreements”) contains customary representations and warranties with respect to the Fund and applicable Project Entities. These representations and warranties (i) may be intended not as statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate, (ii) may apply materiality standards different from what may be viewed as material to investors and (iii) were made only as of the date of the applicable OZ Contribution

Agreement or as of such other date or dates as may be specified in such OZ Contribution Agreement. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the applicable OZ Contribution Agreement, which subsequent information may or may not be fully reflected in the Fund’s public disclosures. Investors are urged not to rely on such representations and warranties as characterizations of the actual state of facts or circumstances at this time or any other time.
The foregoing summary of the OZ Contribution Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the OZ Contribution Agreements, which are filed as Exhibits 10.1, 10.2 and 10.3 hereto and are incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets
The information contained in Item 1.01 of this current report on Form 8-K is incorporated by reference herein to the extent required to be disclosed under this Item 2.01.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	OZ Subscription and Contribution Agreement, dated September 29, 2025*
10.2	OZ Subscription and Contribution Agreement, dated November 7, 2025 (effective as of September 29, 2025)*
10.3	OZ Subscription and Contribution Agreement, dated November 7, 2025 (effective as of October 3, 2025)*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
*Certain annexes and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplemental copies of any of the omitted annexes and schedules upon request by the Securities and Exchange Commission; provided, however, that the registrant may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934 (as amended) for any annexes or schedules so furnished.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2025	CIM Opportunity Zone Fund, L.P.
	By:	/s/ Nathan D. DeBacker
	Name:	Nathan D. DeBacker
	Title:	Chief Accounting Officer
(Principal Financial Officer)